UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

SPARTAN STORES, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of principal executive offices)	49518-8700 (Zip Code)

Registrant's telephone number,
including area code:  (616) 878-2000

Items 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

99.1	Press Release dated May 5, 2004

Items 9 and 12.	Regulation FD Disclosure and Results of Operations and Financial Condition.

         On May 5, 2004, Spartan Stores, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K concerning its financial results for the fiscal year ended March 27, 2004.

         This information, which is required to be disclosed pursuant to Item 12 of Form 8-K, is being furnished under Items 9 and 12 in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216 (March 27, 2003). This report and the exhibit are furnished and are not considered "filed" with the Securities and Exchange Commission.

SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2004	SPARTAN STORES, INC.

	By	/s/ David M. Staples
David M. Staples Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated May 5, 2004.